COLUMBIA ACORN TRUST

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn International®

ColumbiaSM Acorn Select®

ColumbiaSM Acorn USA®

ColumbiaSM Acorn® Fund

ColumbiaSM Thermostat Fund®

(the “Funds”)

Supplement dated October 26, 2010 to the statement of additional information (“SAI”)

for Class A, B, C and Z shares of the Funds dated May 1, 2010, as supplemented,

and to the SAI for Class I shares of the Funds dated September 27, 2010

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The last two paragraphs in the section of each SAI entitled Purchase, Redemption and Pricing of Shares — Purchase and Redemption — Front-End Sales Charge Waivers are deleted in their entirety and replaced with the following disclosure:

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same Columbia Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the Funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the prospectuses.

Shareholders should retain this Supplement for future reference.

C-1586-1 A (10/10)